Fees Summary	Nov. 26, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	2,303.12
Total Transaction Valuation	16,677,208.86
Total Offset Amount	2,303.12
Net Fee	$ 0.00